UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2009

ELEMENT 21 GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15260	88-0218411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1, Toronto, Ontario, Canada MKA 4K9	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 362-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02(b).  Non- Renewal of Officer’s Contract and Appointment of CFO.

The independent contract agreement between Element 21Golf Company (“Element 21”) and John T. Grippo has been terminated by mutual agreement as of December 31, 2008. Mr. Grippo has sent his resignation as Chief Financial Officer dated the first week of January 2009 effective as of December 31, 2008. There are no disputes between Mr. Grippo and Element 21.

On January 15, the Board of Directors of Element 21 appointed David Khazak, Chartered Accountant, as its Chief Financial Officer.

On January 28, 2009, Element 21 issued a press release announcing Mr. Grippo’s resignation.  A copy of Element 21’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Element 21 Golf Company Press Release, issued January 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT 21 GOLF COMPANY

Date: January 28, 2009	By:
Dr. Nataliya Hearn
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Element 21 Golf Company Press Release, issued January 28, 2009.